Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SS. 1350 ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment to Annual Report on Form, 10-K (the "Report") of Boreal Water Collection, Inc. (the "Company"), for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof, I, Francine Lavoie, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

/s/ Francine Lavoie

President, Treasurer, Chief Financial Officer and Chief Executive Officer

August 12, 2013